       LEGG MASON
       -------------------------------------------------------------------------
       SPECIAL INVESTMENT TRUST, INC.

                       ---------------------------------------------------------
                           SEMI-ANNUAL REPORT TO SHAREHOLDERS
                           September 30, 2002
                           Primary Class
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class shares of the Legg Mason Special Investment Trust, as of September 30, 2002:

                                                  Total Returns(A)
                                               -----------------------
                                               3 Months       9 Months
                                               --------       --------
Special Investment Trust                       -10.61%        -19.55%
Lipper Mid-Cap Core Funds(B)                   -16.56%        -22.80%
Russell 2000 Index(C)                          -21.40%        -25.10%

  As these results indicate, the decline in equity prices that began early in 2000 continued through the third quarter of this year. Subsequently, the stock market has rallied sharply and the net asset value per share of Special Investment Trust Primary Class shares has risen to $28.80 on the date of this letter, up 10.26% from $26.12 on September 30.

  We do not know if the recent rally will continue in the weeks and months immediately ahead. But we are optimistic that investment in well-selected common stocks, particularly stocks which appear undervalued relative to the overall market, will prove rewarding for our shareholders on a long-term basis.

  In her letter on the following pages, Lisa Rapuano discusses the investment outlook and some of the Special Investment Trust's portfolio holdings.

  Many shareholders continue to invest regularly in Special Investment Trust shares on a dollar cost averaging basis, through the program we call Future First, by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) Average of the 266 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(C) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

to invest which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First account should you wish to do so.

      Sincerely,


         /s/ JOHN F. CURLEY, JR.            /s/ MARK R. FETTING
         John F. Curley, Jr.                Mark R. Fetting
         Chairman                           President

October 28, 2002

Portfolio Manager's Comments

Third Quarter 2002

Legg Mason Special Investment Trust, Inc.

  Cumulative results for the Fund and some comparative indices for various periods ended September 30, 2002, were as follows:

                                   SINCE
                                INCEPTION(A)   15 YEARS   10 YEARS   5 YEARS
----------------------------------------------------------------------------
Special Investment Trust
  Primary Class(B)                +517.54%     +362.81%   +195.66%   +16.14%
Lipper Mid-Cap Core Funds(C)      +448.94%     +323.67%   +174.05%    +6.32%
S&P 500 Stock Composite
  Index(D)                        +487.90%     +264.68%   +136.66%    -7.88%
Russell 2000 Index(E)             +266.73%     +169.95%   +116.09%   -14.97%
S&P Mid-Cap 400 Index(F)          +769.18%     +497.13%   +226.74%   +29.99%

                                                    YEAR TO
                                3 YEARS   1 YEAR     DATE     3 MONTHS
----------------------------------------------------------------------
Special Investment Trust
  Primary Class(B)              -11.21%    +4.09%   -19.55%   -10.61%
Lipper Mid-Cap Core Funds(C)     -0.75%    -9.18%   -22.80%   -16.56%
S&P 500 Stock Composite
  Index(D)                      -33.90%   -20.49%   -28.16%   -17.28%
Russell 2000 Index(E)           -11.82%    -9.30%   -25.10%   -21.40%
S&P Mid-Cap 400 Index(F)        +10.56%    -4.70%   -19.22%   -16.54%

  The nasty investment environment continued through the third quarter. We not only saw continuing negative returns, but we had extreme volatility and increasingly negative investor psychology. Our performance on a relative basis was very good in the quarter, losing "only" 10.61%, far less than the relevant indices and our peers. Our trailing one-year performance is positive and also well ahead of all the appropriate benchmarks.

---------------

(A) The Special Investment Trust Primary Class inception date is December 30, 1985. Index returns are for periods beginning December 31, 1985.

(B) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not indicate future performance.

(C) Average of the 266 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. Mid-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(D) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(E) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(F) A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

  For the first time in many quarters, among our best performers were companies that had some of the most depressed stock prices and were considered over-leveraged and high risk. Both of our top two performers were telecommunications companies. Nextel Communications was up 135% in the quarter, and Level 3 Communications was up nearly 32%. They have several common traits:

     - Both have managements that have consistently chosen to focus on fundamental execution -- signing up customers, managing expenses, and conserving cash -- throughout the telecom downturn. While this may not seem remarkable, it is amazing how many management teams are misguided in their view of what the stock market rewards, and spend far too much time thinking about managing the stock, not the business. We applaud both Level 3 and Nextel for their focus on what really matters: running the business for long-term value in these very difficult times. We are pleased to see them begin to be rewarded.

     - Both have made substantial progress in rationalizing their balance sheets, trading debt for equity where it makes sense. In retrospect, both took on far too much debt during the boom times. However, these companies were realistic in facing their debt burdens early, and as a result stand in relatively strong positions versus their competitors.

     - Both have what we believe are at least surviving, but most likely leading, business models in the battered telecommunications sectors. We believe that Level 3 has a superior business model -- running the lowest cost network, cultivating several revenue streams and building a network typology that can remain the most efficient and technologically advanced for many years -- and will likely emerge from the telecom meltdown as the leader among far fewer players. Similarly, we believe that Nextel's Direct Connect product is the only truly differentiated product among the wireless carriers, and that because of this differentiation Nextel has one of the only sustainable competitive advantages in the wireless services business.

  The ability to sustain a competitive advantage is a true driver of value, but often companies and investors believe their advantage is more resilient than it turns out to be. Investors begin to believe that some companies can earn returns far greater than their industry or the economy as a whole, and can bid up stock prices based on this rosy outlook. This is part of what was happening in the "bubble" of the late 1990s -- market capitalizations rose to astronomical heights as investors discounted expectations that the potential market dominance of some "new paradigm" businesses was going to be insurmountable. Conversely, when an entire sector is out of favor -- as the telecom and wireless sectors have been -- investors may paint all companies as equally bad, and therefore some with true competitive advantages may be purchased at very low prices because expectations have sunk to such lows. We believe that by focusing on truly understanding the sources of profitability, the sustainability of the business model and assessing the ability of managements, we can often find good companies that are over-discounted because their peers have problems that are being ported over to the entire sector or industry. Both Nextel and Level 3 are, in our opinion, companies that may have a true competitive advantage in the near term that will allow them to earn an excess rate of return.

  One of the securities we purchased in the quarter was an additional investment in Level 3. As owners of the common stock, we have developed a high degree of confidence in the management and had an opportunity to invest, along with two other investors, in a convertible subordinated debenture. These bonds gave the company some excess capital they may use to buy assets of some of the distressed telecom companies at very attractive rates of return.

  The drags on our performance in the quarter were mainly companies that we purchased at what we thought were very good values, but where the stock prices have continued downward to prices we just did not think were probable. Our job as investment analysts is always to ask the question: "What is discounted?" If we believe that the market price reflects a scenario that is overly pessimistic, we can often find very good companies at big discounts. Sometimes, the stock prices continue to go down simply because of psychology, even as our assessment of the fundamentals is correct. Some of our poor performers fall into this camp. CNET and Broadwing, for example, have both been in a very tough period, but they have managed reasonably well, all things considered. The fundamentals of the companies are not much different from what we thought the most probable scenario would be at the time we purchased the stocks, but the stock prices have continued downward as investors have simply capitulated. In these kinds of situations, we tend to continue to buy the stocks as they go down, liquidity permitting.

  However, two of our other poor performers, Calpine and AmeriCredit, have evolved differently from what we thought the most likely scenarios would be, and the stock price corrections reflect poor performance from management in understanding the limitations their leveraged balance sheets presented to them. More importantly, however, is that we believe these companies both made significant errors in continuing to invest in their own growth even though that investment is no longer creating value for shareholders. Companies that have had high growth rates that slow down can be very attractive investments since stock prices often correct far more than the new, lower growth rate would warrant. However, if a management does not understand that they need to manage the business differently in order to accommodate the new environment, they may throw a lot of capital at attempts to reinvigorate growth that are essentially fruitless. This capital -- the shareholder's capital -- is thus wasted when companies get too caught up in the quest to grow at all costs. Calpine and AmeriCredit may finally be coming to grips with the reality of the lower growth rates to which they should manage; however, we have been very disappointed that it took single-digit stock prices to finally convince them that the market was not just blindly rewarding EPS growth. When former growth companies are trading at P/E multiples like AmeriCredit and Calpine appeared to have -- as low as 2-3x their expected earnings -- it should be clear that managements' focus on growth and EPS is likely incorrect, and that the market believes that long-term business value is shrinking regardless of the near-term numbers the company is reporting. For both companies, the need to continue to inject capital in the business to continue to chase growth was simply the wrong strategy. As we came to understand these problems, we lowered our exposure to these companies in the portfolio slightly. However, even with this negative view, we think the lows of the stock price are overdone, so we have not rushed to liquidate at these prices. We will continue to assess these positions relative to other opportunities.

  This focus on sustainable growth and investment for growth will likely become a greater part of our investment analysis going forward. We have believed for some time that the nominal growth rate of sales and earnings for the market in aggregate will be much lower than what we saw in the 1990s. If that is the secular environment, then many companies have significant adjustments to make to their business models if they are going to thrive and create value. Therefore, it is going to be even more important going forward for us to focus on management's ability and understanding of their growth opportunities. For too long it has always been the right decision to invest in the business, to invest in growth. However, if growth is more elusive, managements must be far more discerning about what investments will be fruitful, and if they have capital but few investments, they should be willing to return capital to shareholders over time.

  We purchased one other security in the quarter. BJ's Wholesale Club is a warehouse club-style discount retailer that recently had a slight slowdown in same-store sales and a slight reduction in the expected near-term earnings. Retail companies' stocks often trade down very severely on reduced short-term earnings, and often very well-run retailers with good niches and solid economic models temporarily trade at very good values. We believe BJ's has a defensible competitive position, high returns on invested capital, a reasonable view of how much to invest in the growth of their business, a very good balance sheet with minimal debt and very high free cash flow generation, a history of buying back shares, and a management with a history of good capital allocation. We purchased the stock at a significant discount to intrinsic value and believe that over the next 12 to 18 months the fear over the same-store sales performance will dissipate and the company's stock price will recover to reflect the value of the underlying business.

  We sold three securities in the quarter. Enterasys Networks and Riverstone Networks were both parts of the former Cabletron Systems. The network equipment market continued to deteriorate, and we thought that even at the depressed prices at which we sold, there were far better opportunities available to us. We also sold TJX Companies, a very solid retailer that we had owned for some time. We had purchased it at a single-digit P/E multiple when their same-store sales had temporarily faltered, and sold it because it was close to fair value, having appreciated over 200% from our initial purchase. The investment case for TJX, at the time we purchased it, is very similar to the case for BJ's described above. In fact, both companies were hatched from the same parent company years ago and share, we think, many of the same characteristics.

  The markets remain difficult, yet we are convinced our strategy of buying good companies when they are most depressed and out of favor will be rewarded as the economy and markets recover. As always, we welcome any comments or questions you may have and are grateful for your support.

                                                  Lisa O. Rapuano, CFA

October 29, 2002
DJIA 8368.94

Performance Information

Legg Mason Special Investment Trust, Inc.

Total Returns for One, Five and Ten Years and Life of Class, as of September 30, 2002

  The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of September 30, 2002, for the Value Line Geometric Average(A) ("Value Line") and S&P 500 Stock Composite Index(B) are shown in the table below (additional Fund performance is shown with the graph).

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders.

  Total returns as of September 30, 2002, were as follows:

                                                        S&P 500
                              Special                    Stock
                             Investment   Value Line   Composite
                               Trust        Index        Index
----------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                    +4.09%     -21.35%      -20.49%
    Five Years                  +3.04%     -12.14%       -1.63%
    Ten Years                  +11.45%      -0.09%       +9.00%
    Life of Class(C)           +11.48%      +0.78%      +11.15%

Cumulative Total Return
  Primary Class:
    One Year                    +4.09%     -21.35%      -20.49%
    Five Years                 +16.14%     -47.64%       -7.88%
    Ten Years                 +195.66%      -0.90%     +136.66%
    Life of Class(C)          +517.54%     +13.86%     +487.90%
----------------------------------------------------------------

---------------

(A) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Special Investment Trust Primary Class inception date is December 30, 1985. Index returns are for periods beginning December 31, 1985.

Performance Comparison of a $10,000 Investment as of September 30, 2002

  The following graph compares the Fund's total returns to the Value Line and the S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year             +4.09%            +4.09%
  Five Years          +16.14%            +3.04%
  Ten Years          +195.66%           +11.45%
  -------------------------------------------------

[INVESTMENT CHART]

                                               SPECIAL INVESTMENT TRUST -    S&P 500 STOCK COMPOSITE
                                                     PRIMARY CLASS                  INDEX(A)               VALUE LINE INDEX(B)
                                               --------------------------    -----------------------       -------------------
9/30/92                                                $10,000.00                  $10,000.00                  $10,000.00
                                                       $11,767.00                  $10,504.00                  $10,802.00
                                                       $11,721.00                  $10,962.00                  $11,342.00
                                                       $12,547.00                  $11,016.00                  $11,272.00
9/30/93                                                $13,917.00                  $11,300.00                  $11,657.00
                                                       $14,606.00                  $11,562.00                  $11,960.00
                                                       $14,224.00                  $11,124.00                  $11,538.00
                                                       $13,170.00                  $11,171.00                  $11,135.00
9/30/94                                                $13,831.00                  $11,717.00                  $11,661.00
                                                       $12,697.00                  $11,715.00                  $11,241.00
                                                       $13,317.00                  $12,856.00                  $11,828.00
                                                       $14,337.00                  $14,083.00                  $12,601.00
9/30/95                                                $15,579.00                  $15,202.00                  $13,407.00
                                                       $15,554.00                  $16,117.00                  $13,409.00
                                                       $17,108.00                  $16,982.00                  $13,972.00
                                                       $18,048.00                  $17,744.00                  $14,350.00
9/30/96                                                $18,486.00                  $18,293.00                  $14,432.00
                                                       $20,009.00                  $19,818.00                  $15,203.00
                                                       $19,089.00                  $20,349.00                  $15,019.00
                                                       $22,113.00                  $23,901.00                  $17,007.00
9/30/97                                                $25,457.00                  $25,692.00                  $18,927.00
                                                       $24,436.00                  $26,429.00                  $18,404.00
                                                       $27,275.00                  $30,116.00                  $20,250.00
                                                       $27,042.00                  $31,111.00                  $19,309.00
9/30/98                                                $21,502.00                  $28,016.00                  $15,523.00
                                                       $30,132.00                  $33,983.00                  $17,707.00
                                                       $31,872.00                  $35,676.00                  $16,577.00
                                                       $34,391.00                  $38,190.00                  $18,866.00
9/30/99                                                $33,299.00                  $35,805.00                  $16,917.00
                                                       $40,839.00                  $41,133.00                  $17,459.00
                                                       $40,972.00                  $42,076.00                  $17,363.00
                                                       $38,161.00                  $40,959.00                  $16,520.00
9/30/00                                                $39,220.00                  $40,562.00                  $17,006.00
                                                       $35,938.00                  $37,388.00                  $15,938.00
                                                       $33,704.00                  $32,956.00                  $14,957.00
                                                       $38,538.00                  $34,884.00                  $16,197.00
9/30/01                                                $28,405.00                  $29,764.00                  $12,600.00
                                                       $36,751.00                  $32,944.00                  $14,969.00
                                                       $38,919.00                  $33,035.00                  $15,319.00
                                                       $33,076.00                  $28,609.00                  $13,139.00
9/30/02                                                $29,566.00                  $23,666.00                  $ 9,910.00

     THE GRAPH DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(B) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

SELECTED PORTFOLIO PERFORMANCE(A)

Stronger performers for the 3rd quarter 2002(B)
------------------------------------------------
 1.   Nextel Communications, Inc.       +135.2%
 2.   Level 3 Communications, Inc.       +31.9%
 3.   Mandalay Resort Group              +21.7%
 4.   Sybase, Inc.                       +10.1%
 5.   Caremark Rx, Inc.                   +3.0%
 6.   Symantec Corporation                +2.4%
 7.   Amazon.com, Inc., Cv., 4.75%,
       due 2/1/09                         +0.4%

Weaker performers for the 3rd quarter 2002(B)
---------------------------------------------
 1.  AmeriCredit Corp.                -71.2%
 2.  Calpine Corporation              -64.9%
 3.  CNET Networks, Inc.              -44.7%
 4.  Radian Group Inc.                -33.1%
 5.  Ceridian Corporation             -24.9%
 6.  Accenture Ltd.                   -24.8%
 7.  Broadwing Inc.                   -23.8%

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2002
----------------------------------------------
Level 3 Communications, Inc., Cv., 9%,
 due 7/15/12
BJ's Wholesale Club, Inc.

 Securities sold during the 3rd quarter 2002
----------------------------------------------
Enterasys Networks, Inc.
Riverstone Networks, Inc.
The TJX Companies, Inc.

---------------

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire quarter.

Statement of Net Assets

September 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 91.8%

Consumer Discretionary -- 21.4%
 Hotels, Restaurants and Leisure -- 4.5%
 Mandalay Resort Group                                          2,500          $   83,875(A)
                                                                               ----------
 Internet and Catalog Retail -- 8.2%
 Amazon.com, Inc.                                               5,475              87,217(A)
 USA Interactive                                                3,300              63,954(A)
                                                                               ----------
                                                                                  151,171
                                                                               ----------
 Media -- 4.0%
 AOL Time Warner Inc.                                           1,673              19,574(A)
 WPP Group plc                                                  8,027              53,754
                                                                               ----------
                                                                                   73,328
                                                                               ----------
 Multiline Retail -- 4.7%
 Big Lots, Inc.                                                 3,375              53,426(A)
 BJ's Wholesale Club, Inc.                                      1,700              32,317(A)
                                                                               ----------
                                                                                   85,743
                                                                               ----------
Financials -- 19.1%
 Banks -- 6.0%
 Banknorth Group, Inc.                                          1,600              38,000
 Sovereign Bancorp Inc.                                         3,600              46,440
 UnionBanCal Corporation                                          627              26,323
                                                                               ----------
                                                                                  110,763
                                                                               ----------
 Diversified Financials -- 5.0%
 AmeriCredit Corp.                                              3,665              29,577(A)
 Providian Financial Corporation                               13,000              63,700(A)
                                                                               ----------
                                                                                   93,277
                                                                               ----------
 Insurance -- 8.1%
 Radian Group Inc.                                              2,500              81,650
 UnumProvident Corporation                                      3,300              67,155
                                                                               ----------
                                                                                  148,805
                                                                               ----------
Health Care -- 15.3%
 Biotechnology -- 1.3%
 Cell Genesys, Inc.                                             2,100              25,305(A,B)
                                                                               ----------
 Health Care Providers and Services -- 14.0%
 Anthem, Inc.                                                     850              55,250(A)
 Caremark Rx, Inc.                                              4,800              81,600(A)
 Wellpoint Health Networks Inc.                                 1,650             120,945(A)
                                                                               ----------
                                                                                  257,795
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Industrials -- 10.4%
 Commercial Services and Supplies -- 10.4%
 Ceridian Corporation                                           3,000          $   42,750(A)
 Manpower Inc.                                                  1,601              46,974
 Republic Services, Inc.                                        5,407             101,642(A)
                                                                               ----------
                                                                                  191,366
                                                                               ----------
Information Technology -- 14.6%
 Communications Equipment -- 1.2%
 Research In Motion Limited                                     2,300              21,666(A)
                                                                               ----------
 Internet Software and Services -- 0.8%
 CNET Networks, Inc.                                           13,000              14,300(A,B)
                                                                               ----------
 IT Consulting and Services -- 5.1%
 Accenture Ltd.                                                 2,625              37,485(A)
 Acxiom Corporation                                             4,000              56,720(A)
                                                                               ----------
                                                                                   94,205
                                                                               ----------
 Software -- 7.5%
 Amdocs Limited                                                 1,100               7,040(A)
 Sybase, Inc.                                                   5,179              60,183(A,B)
 Symantec Corporation                                           2,125              71,549(A)
                                                                               ----------
                                                                                  138,772
                                                                               ----------
Telecommunication Services -- 10.4%
 Diversified Telecommunication Services -- 4.9%
 Broadwing Inc.                                                15,000              29,700(A,B)
 Level 3 Communications, Inc.                                  15,508              60,326(A)
                                                                               ----------
                                                                                   90,026
                                                                               ----------
 Wireless Telecommunication Services -- 5.5%
 Nextel Communications, Inc.                                   13,400             101,170(A)
                                                                               ----------
Utilities -- 0.6%
 Electric Utilities -- 0.6%
 Calpine Corporation                                            4,700              11,609(A)
                                                                               ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,623,425)         1,693,176
-----------------------------------------------------------------------------------------

                                                               Par               Value
-----------------------------------------------------------------------------------------
Corporate and Other Bonds -- 7.3%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                    $ 120,000          $   77,850
Level 3 Communications, Inc., Cv., 9%, due 7/15/12             50,000              57,038
                                                                               ----------
Total Corporate and Other Bonds (Identified Cost -- $127,519)                     134,888
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.7%

Goldman, Sachs & Company
 1.91%, dated 9/30/02, to be repurchased at $6,094 on
 10/1/02 (Collateral: $5,943 Fannie Mae mortgage-backed
 securities, 7%, due 2/1/30, value $6,240)                      6,094               6,094
State Street Bank & Trust Company
 1.9%, dated 9/30/02, to be repurchased at $6,094 on
 10/1/02 (Collateral: $6,160 Fannie Mae notes, 3%, due
 1/30/04, value $6,219)                                         6,094               6,094
                                                                               ----------
Total Repurchase Agreements (Identified Cost -- $12,188)                           12,188
-----------------------------------------------------------------------------------------
Total Investments -- 99.8% (Identified Cost -- $1,763,132)                      1,840,252
Other Assets Less Liabilities -- 0.2%                                               4,595
                                                                               ----------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 67,622 Primary Class shares outstanding                   $1,698,826
  2,725 Institutional Class shares outstanding                 73,955
Accumulated net investment income/(loss)                      (10,146)
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                                  5,068
Unrealized appreciation/(depreciation) of investments and
 foreign currency translations                                 77,144
                                                            ----------

NET ASSETS -- 100.0%                                                           $1,844,847
                                                                               ==========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $26.12
                                                                               ==========
 INSTITUTIONAL CLASS                                                               $28.81
                                                                               ==========
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2002, the total market value of Affiliated Companies was $129,488 and the identified cost was $297,480.

See notes to financial statements.

Statement of Operations

For the Six Months Ended September 30, 2002
(Amounts in Thousands) (Unaudited)

Legg Mason Special Investment Trust, Inc.

----------------------------------------------------------------------------
Investment Income:

Dividends:
      Affiliated companies                         $      --
      Other securities(A)                              3,021
Interest                                               6,071
                                                   ---------
      Total income                                                 $   9,092

Expenses:

Investment advisory fee                                7,751
Distribution and service fees                         10,500(B)
Audit and legal fees                                      71
Custodian fee                                            163
Directors' fees                                           12
Registration fees                                         19
Reports to shareholders                                  136
Transfer agent and shareholder servicing expense         532(B)
Other expenses                                           144
                                                   ---------
                                                      19,328
      Less: Expenses reimbursed by adviser               (28)
           Reimbursements by third parties               (62)(B)
                                                   ---------
      Total expenses, net of reimbursements                           19,238
                                                                   ---------
NET INVESTMENT INCOME/(LOSS)                                         (10,146)

Net Realized and Unrealized Gain/(Loss) on
  Investments:

Realized gain/(loss) on investments and foreign
  currency transactions                                5,111(C)

Change in unrealized appreciation/(depreciation)
  of investments and foreign currency
  translations                                      (590,615)
                                                   ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS                                                       (585,504)
----------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                     $(595,650)
----------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $64.

(B) See Note 1 to financial statements.

(C) Includes $(12,593) of net realized loss on sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                   For the            For the
                                               Six Months Ended      Year Ended
                                                   9/30/02            3/31/02
----------------------------------------------------------------------------------
                                                 (Unaudited)
Change in Net Assets:

Net investment income/(loss)                      $  (10,146)        $  (21,691)

Net realized gain/(loss) on investments and
  foreign currency transactions                        5,111             83,443

Change in unrealized appreciation/
  (depreciation) of investments and foreign
  currency translations                             (590,615)           270,467
----------------------------------------------------------------------------------
Change in net assets resulting from
  operations                                        (595,650)           332,219

Distributions to shareholders:
  From net realized gain on investments:
      Primary Class                                  (80,281)           (65,177)
      Institutional Class                             (3,202)            (2,918)
Change in net assets from Fund share
  transactions:
      Primary Class                                   37,104             37,156
      Institutional Class                              2,524             (8,480)
----------------------------------------------------------------------------------
Change in net assets                                (639,505)           292,800

Net Assets:

Beginning of period                                2,484,352          2,191,552
----------------------------------------------------------------------------------
End of period                                     $1,844,847         $2,484,352
----------------------------------------------------------------------------------
Accumulated net investment income/(loss)          $  (10,146)        $       --
----------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Special Investment Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                         Six Months
                            Ended                          Years Ended March 31,
                        September 30,  -------------------------------------------------------------
                            2002         2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------
                         (Unaudited)
Net asset value,
 beginning of period       $35.72       $31.83      $40.28      $38.82      $36.02      $26.55
                        ----------------------------------------------------------------------------
Investment operations:
 Net investment
   income/(loss)             (.15)        (.33)       (.34)       (.40)       (.32)       (.31)
 Net realized and
   unrealized
   gain/(loss) on
   investments              (8.25)        5.22       (6.59)       9.90        5.78       11.28
                        ----------------------------------------------------------------------------
 Total from investment
   operations               (8.40)        4.89       (6.93)       9.50        5.46       10.97
                        ----------------------------------------------------------------------------
Distributions:
 From net realized
   gain on investments      (1.20)       (1.00)      (1.52)      (8.04)      (2.66)      (1.50)
                        ----------------------------------------------------------------------------
 Total distributions        (1.20)       (1.00)      (1.52)      (8.04)      (2.66)      (1.50)
                        ----------------------------------------------------------------------------
Net asset value, end
 of period                 $26.12       $35.72      $31.83      $40.28      $38.82      $36.02
                        ============================================================================

Ratios/supplemental
 data:
 Total return             (24.03)%(A)    15.48%     (17.74)%     28.55%      16.85%      42.88%
 Expenses to average
   net assets                1.80%(B)     1.79%       1.79%       1.80%       1.84%       1.86%
 Net investment
   income/(loss) to
   average net assets       (1.0)%(B)    (1.0)%       (.9)%      (1.2)%      (1.0)%      (1.1)%
 Portfolio turnover
   rate                     24.2%        36.6%       36.7%       29.3%       47.8%       29.8%

 Net assets, end of
   period (in
   thousands)           $1,766,332     $2,380,611  $2,091,594  $2,649,860  $1,850,289  $1,555,336
----------------------------------------------------------------------------------------------------

(A) Not annualized.

(B) Annualized.

See notes to financial statements.

Notes to Financial Statements

Legg Mason Special Investment Trust, Inc.
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Special Investment Trust, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the six months ended September 30, 2002, transfer agent and shareholder servicing expenses were allocated as follows: Primary Class, $525; and Institutional Class, $7.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 2002, receivables for securities sold and payables for securities purchased for the Fund were as follows:

Receivable for            Payable for
Securities Sold       Securities Purchased
------------------------------------------
    $6,656                    $ --

  For the six months ended September 30, 2002, security transactions (excluding short-term investments) were as follows:

Purchases       Proceeds From Sales
-----------------------------------
$265,067             $327,243

--------------------------------------------------------------------------------

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reimbursements by Third Parties

  The Fund has entered into a directed brokerage agreement with State Street Bank. Under the agreement, State Street Bank will pay the Fund a percentage of commissions generated. During the period ended September 30, 2002, these payments amounted to $62 and were used to offset Fund expenses.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized and included in interest income for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

--------------------------------------------------------------------------------

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

3. Transactions With Affiliates:

  The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund's average daily net assets.

  The Fund's agreement with LMFM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund's independent directors. The following chart shows the audit and directors' expenses reimbursed, annual advisory fee rates and advisory fees payable for the Fund:

                                           Six Months Ended            At
                                          September 30, 2002   September 30, 2002
                                          ------------------   ------------------
                                               Expenses             Advisory
  Advisory Fee      Asset Breakpoint          Reimbursed          Fee Payable
  -------------------------------------------------------------------------------
      1.00%          $0-$100 million             $28                 $1,137
      0.75%      $100 million-$1 billion
      0.65%      in excess of $1 billion

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA's services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the six months ended September 30, 2002, LMFA received $547.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an

--------------------------------------------------------------------------------

annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                               At September 30, 2002
                              ------------------------
Distribution       Service    Distribution and Service
    Fee              Fee            Fees Payable
------------------------------------------------------
   0.75%            0.25%              $1,546

  The Fund paid no brokerage commissions to Legg Mason for Fund security transactions during the six months ended September 30, 2002.

  LM Funds Services, Inc., a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some if its duties. For this assistance, the transfer agent paid LM Funds Services, Inc. $205 for the six months ended September 30, 2002.

  LMFM, LMFA, Legg Mason, and LM Funds Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the company's voting securities. Transactions during the six months ended September 30, 2002, of companies that are or were affiliated were as follows:

                                       Purchased              Sold
                      Value at    -------------------   -----------------   Dividend    Value at     Realized
                      3/31/02       Cost      Shares      Cost     Shares    Income     9/30/02     Gain/(Loss)
---------------------------------------------------------------------------------------------------------------
Acxiom Corporation    $ 85,700    $    --         --    $(29,933)  (1,000)    $ --      $     --     $(12,593)(A)
Broadwing Inc.          62,211     26,070      6,100          --       --       --        29,700           --
Cell Genesys, Inc.      35,595         --         --          --       --       --        25,305           --
CNET Networks, Inc.     30,301     27,521      7,471          --       --       --        14,300           --
Sybase, Inc.            90,482         --         --          --       --       --        60,183           --
                      --------    -------     ------    --------   ------     ----      --------     --------
                      $304,289    $53,591     13,571    $(29,933)  (1,000)    $ --      $129,488     $(12,593)
                      ========    =======     ======    ========   ======     ====      ========     ========

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. During the six months ended September 30, 2002, the Fund made no borrowings under the Credit Agreement.

---------------

(A) Due to the sale of shares, the security is no longer an affiliated company. As of September 30, 2002, the Fund held 4.54% of the total outstanding shares.

--------------------------------------------------------------------------------

6. Fund Share Transactions:

  At September 30, 2002, there were 100,000 shares authorized at $.001 par value for the Primary Class and 50,000 shares authorized at $.001 par value for the Institutional Class of the Fund. Share transactions were as follows:

                                                               Reinvestment
                                               Sold          of Distributions
                                         -----------------   ----------------
                                         Shares    Amount    Shares   Amount
-----------------------------------------------------------------------------
-- Primary Class
  Six Months Ended September 30, 2002    4,512    $140,479   2,532    $78,070
  Year Ended March 31, 2002              7,506     246,827   1,837     63,422
-- Institutional Class
  Six Months Ended September 30, 2002      103    $  3,606      92    $ 3,127
  Year Ended March 31, 2002                344      12,637      77      2,873
-----------------------------------------------------------------------------

                                            Repurchased          Net Change
                                         ------------------   ----------------
                                         Shares    Amount     Shares   Amount
------------------------------------------------------------------------------
-- Primary Class
  Six Months Ended September 30, 2002    (6,068)  $(181,445)    976    $37,104
  Year Ended March 31, 2002              (8,417)   (273,093)    926     37,156
-- Institutional Class
  Six Months Ended September 30, 2002      (127)  $  (4,209)     68    $ 2,524
  Year Ended March 31, 2002                (674)    (23,990)   (253)    (8,480)
------------------------------------------------------------------------------

                        Investment Manager
                             Legg Mason Funds Management, Inc.
                             Baltimore, MD

                        Board of Directors
                             John F. Curley, Jr., Chairman
                             Mark R. Fetting, President
                             Richard G. Gilmore
                             Arnold L. Lehman
                             Raymond A. Mason
                             Dr. Jill E. McGovern
                             G. Peter O'Brien

                        Transfer and Shareholder Servicing Agent
                             Boston Financial Data Services
                             Boston, MA

                        Custodian
                             State Street Bank & Trust Company
                             Boston, MA

                        Counsel
                             Kirkpatrick & Lockhart LLP
                             Washington, DC

                        Independent Accountants
                             PricewaterhouseCoopers LLP
                             Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-285
11/02